Crawford Dividend Growth Fund

(RCDGX)

CLASS R

PROSPECTUS

April 30, 2012

INVESTMENT OBJECTIVE:

Total Return

600 Galleria Parkway, NW

Suite 1650

Atlanta, GA 30339

(800) 431-1716

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

SUMMARY SECTION

Investment Objective

The investment objective of the Crawford Dividend Growth Fund (the “Fund”) is total return. Total return is comprised of both capital appreciation and income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold Class R shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee	NONE

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%
Distribution and Shareholder Service (12b-1) Fees	NONE
Other Expenses[1]	0.82%
Total Annual Fund Operating Expenses	1.32%
Fee Waiver/Expense Reimbursement[2]	(0.09)%
Total Annual Fund Operating Expenses, After Fee Waiver /Expense Reimbursement	1.23%

[1]

“Other Expenses” are estimated for the first year of operations. “Total Annual Operating Expenses” for Class R Shares have been estimated based on the advisor’s agreement to cap certain expenses at 0.98%, plus an administrative services fee of 0.25%, which is excluded from the expense cap, for a total of 1.23%.

[2]

The Fund’s advisor contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses (excluding brokerage fees and commissions; fees paid pursuant to the Administrative Services Plan; borrowing costs, such as (a) interest and (b) dividend expenses on securities sold short; taxes; any 12b-1 fees; any indirect expenses, such as expenses incurred by other investment companies in which the Fund may invest; and extraordinary litigation expenses) do not exceed 0.98% of the Fund’s average daily net assets through April 30, 2013. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver or reimbursement by the advisor is subject to recoupment by the advisor within three years, provided that the Fund is able to make the repayment without exceeding the applicable expense cap.

Expense Example

This Example is intended to help you compare the cost of investing in Class R shares of the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Class R shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s Class R operating expenses remain the same. Only the 1 year number shown below reflects the Advisor's agreement to waive fees and/or reimburse Fund expenses.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$125	$409	$715	$1,582

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual operating expenses or in the example above, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31.47% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests primarily in common stocks of large capitalization companies that demonstrate a consistent pattern of earnings and dividend growth when, in the opinion of the Fund’s advisor, Crawford Investment Counsel, Inc., (the “Advisor”) the companies’ market prices do not reflect their true values. The Advisor utilizes a bottom-up approach to stock selection, focusing on company fundamentals. The Advisor seeks high quality companies with strong balance sheets, predictable earnings and cash flow growth and a history of dividend growth. The Advisor’s goal is to identify undervalued companies with above-average total return potential.

The Advisor’s investment discipline is value-oriented and emphasizes fundamental research and long-term decision making. When selecting portfolio companies, the Advisor’s research process starts with a universe of companies that have at least a ten-year history of paying and/or growing dividends. The Advisor then. selects a portfolio of undervalued companies that present an attractive trade-off between risk and return. The Advisor seeks to buy high quality securities at attractive valuations and identifies a catalyst that is expected to produce superior return.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies that pay regular dividends. The Fund may invest its assets in equity securities of foreign issuers, directly or indirectly through American Depositary Receipts (“ADRs”) or other types of depositary receipts. ADRs are receipts, issued by domestic banks, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs may be sponsored or unsponsored.

The Fund is a non-diversified fund, which means that the Fund may take larger positions in a smaller number of companies than a diversified mutual fund. Certain economic sectors may be overweighted compared to others because the Advisor seeks the best investment opportunities regardless of sector.The Advisor intends to purchase securities only for the long-term. As a result, the Advisor believes the Fund will have low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the Advisor deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor.

Principal Risks

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•	Market Risk. Market risk involves the possibility that the Fund’s investments in equity securities will decline because of falls in the stock market.

•	Value Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Advisor believes are their full market values.

•	Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

•	Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results.

•	Foreign Securities Risk. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets.

•	Non-Diversification Risk. As a non-diversified fund, the Fund may invest a greater percentage of its assets in a particular issuer compared with diversified funds.

•	Sector Risk. To the extent that the Fund focuses in one or more industry sectors, factors affecting those sectors could affect Fund performance.

•

Investment Company Securities Risk. When the Fund invests in another investment company, such as a money market mutual fund, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company.

Performa nce

The bar chart below shows how the Fund’s Class I1 investment results have varied from year to year. The table below shows how the Fund’s Class I average annual total returns compare over time to those of a broad-based securities market index. This information provides some indication of the risks of investing in Class I shares of the Fund. Past performance of the Fund is not necessarily an indication of how it will perform in the future.

Annual Total Return (years ended December 31st)

Highest/Lowest quarterly results during this time period were:

Best Quarter:	4th Quarter, 2010, 12.70%
Worst Quarter:	4th Quarter, 2008, -20.78%

[1]

Returns are shown for Class I shares of the Fund, without adjusting for the expenses of the new Class R shares. Class I shares were first offered to the public on January 5, 2004 and are not offered in this prospectus. Class R shares would have had substantially similar annual returns during the periods presented because all shareholders are invested in the same portfolio of securities. Class R returns will differ only to the extent that the classes have different expenses.

Average Annual Total Returns (for the periods ended December 31, 2011)

Crawford Dividend Growth Fund – Class I shares	One Year	Five Years	Since Inception (January 5, 2004)
Return Before Taxes	–0.31%	–0.76%	2.52%
Return After Taxes on Distributions	–0.89%	–1.46%	1.90%
Return After Taxes on Distributions and Sale of Fund Shares	–0.21%	–1.01%	1.83%

S&P 500 Index (reflects no deductions for fees, expenses or taxes)	2.11%	–0.25%	3.51%
Russell 1000 Value Index (reflects no deductions for fees, expenses or taxes)	0.39%	–2.64%	3.70%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

Current performance of the Fund may be lower or higher than the performance quoted above. Performance data current to the most recent month end may be obtained by calling (800) 431-1716, a toll-free number, or data current to the most recent quarter end may be accessed on the Fund’s website at www.crawfordinvestment.com.

Portfolio Management

Investment Advisor – Crawford Investment Counsel, Inc.

Portfolio Managers – The following portfolio managers have been jointly responsible for the day-to-day management of the Fund since its inception:

•	John H. Crawford, III – Chief Investment Officer of the Advisor

•	David B. Crawford, CFA – President of the Advisor

Purchase and Sale of Fund Shares

Minimum Initial Investment – There is no minimum amount for initial investments. There is no minimum amount for subsequent investments.

Class R Shares may not be purchased by individuals directly, but must be purchased through a third party financial intermediary that is permitted by contract with the Fund’s distributor, to offer shares. You may sell or redeem shares through your financial intermediary. Please contact your financial intermediary directly to find out if additional requirements apply.

Tax Information

The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan, IRA or 529 college savings plan. Tax-deferred arrangements may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank or trust company), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create conflicts of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ADDITIONAL INFORMATION ABOUT THE FUND’S PRINCIPAL

STRATEGIES AND RELATED RISKS

Principal Investment Strategies of the Fund

The Fund invests primarily in common stocks of large capitalization companies that demonstrate a consistent pattern of earnings and dividend growth when, in the opinion of the Fund’s Advisor, Crawford Investment Counsel, Inc., the companies’ market prices do not reflect their true values. The Advisor utilizes a bottom-up approach to stock selection, focusing on company fundamentals. The Advisor seeks high quality companies with strong balance sheets, predictable earnings and cash flow growth and a history of dividend growth. The Advisor’s goal is to identify undervalued companies with above-average total return potential.

The Advisor’s investment discipline is value-oriented and emphasizes fundamental research and long-term decision making. When selecting portfolio companies, the Advisor’s research process starts with a universe of companies that have at least a ten-year history of paying and/or growing dividends. The Advisor then selects a portfolio of undervalued companies that present an attractive trade-off between risk and return. The Advisor seeks to buy high quality securities at attractive valuations and identifies a catalyst that is expected to produce superior return.

Under normal circumstances, the Fund will invest at least 80% of its assets in securities of companies that pay regular dividends. This investment policy may not be changed without at least 60 days prior written notice to shareholders. The Fund may invest its assets in equity securities of foreign issuers, directly or indirectly through American Depositary Receipts (“ADRs”) or other types of depositary receipts. ADRs are receipts, issued by domestic banks, for shares of a foreign-based corporation that entitle the holder to dividends and capital gains on the underlying security. ADRs may be sponsored or unsponsored.

The Fund is a non-diversified fund, which means that the Fund may take larger positions in a smaller number of companies than a diversified mutual fund. The Fund will not invest more than 7% of its assets in any one issuer. Certain economic sectors may be overweighted compared to others because the Advisor seeks the best investment opportunities regardless of sector. The Fund will not invest more than 25% of its net assets in any one economic sector included in the Standard & Poor’s 500 Index (“S&P”), or two times the weighting of that sector in the S&P, whichever is greater. The sectors in which the Fund may be overweighted will vary at different points in the economic cycle. The Fund is not required to invest in all economic sectors included in the S&P. The Fund will not seek to realize profits by anticipating short-term market movements. The Advisor intends to purchase securities only for the long-term. As a result, the Advisor believes the Fund will have low turnover, which should help minimize short-term capital gains and postpone long-term capital gains. However, when the Advisor deems that changes will benefit the Fund, portfolio turnover will not be a limiting factor.

The Fund may sell a security when the Advisor believes the company fundamentals have deteriorated, if the company decreases its dividends, or if the stock has become overvalued. The Fund also may sell a security when the Advisor believes that a better investment opportunity is present.

Pending selection of investments, or for cash management purposes, the Fund may invest in money market funds or other investment companies that hold primarily investment grade short-term money market instruments, including U.S. Government and agency securities. If the Fund invests substantially in money market funds, it will incur additional expenses and may not meet its investment objective.

Principal Risks of Investing in the Fund

All investments involve risks, and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not insured or guaranteed by any government agency. As with any mutual fund investment, the Fund’s returns and share price will fluctuate, and you may lose money by investing in the Fund. Below are some of the specific risks of investing in the Fund.

•

Market Risk. Market risk involves the possibility that the Fund’s investments in equity securities will decline because of falls in the stock market, reducing the value of individual companies’ stocks regardless of the success or failure of an individual company’s operations.

•

Value Risk. Investing in “value” stocks presents the risk that the stocks may never reach what the Advisor believes are their full market values, either because the market fails to recognize what the Advisor considers to be the companies’ true business values or because the Advisor misjudges those values. In addition, value stocks may fall out of favor with investors and underperform growth stocks during given periods.

•	Large Cap Risk. Larger, more established companies may be unable to attain the high growth rates of successful, smaller companies during periods of economic expansion.

•

Management Risk. The Advisor’s value-oriented approach may fail to produce the intended results. If the Advisor’s perception of the value of a company is not realized in the expected time frame, the Fund’s overall performance may suffer.

•

Foreign Securities Risk. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may also be less liquid than U.S. securities, which could affect the Fund’s investments.

•

Non-Diversification Risk. As a non-diversified fund, the Fund may invest a greater percentage of its assets in a particular issuer compared with diversified funds. As a result, the shares of the Fund are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

•	Sector Risk. To the extent that the Fund focuses in one or more industry sectors, factors affecting those sectors could affect Fund performance.

•

Investment Company Securities Risk. When the Fund invests in another investment company, such as a money market mutual fund, it will indirectly bear its proportionate share of any fees and expenses payable directly by the other investment company. Therefore, the Fund will incur higher expenses, many of which may be duplicative. The Fund has no control over the investments and related risks taken by the underlying funds in which the Fund invests.

Is the Fund right for you?

The Fund may be suitable for:

•	Long-term investors seeking a fund with a value investment strategy

•	Investors who can tolerate the risks associated with common stocks

General

The investment objective of the Fund, including the Fund’s policy of investing, under normal circumstances, at least 80% of its assets in securities of companies that pay regular dividends, may be changed without shareholder approval, although the 80% investment policy may not be changed without at least 60 days prior written notice to shareholders.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. Government securities, money market instruments, securities of money market funds or repurchase agreements. If the Fund invests in shares of a money market fund, the shareholders of the Fund generally will be subject to duplicative management fees. To the extent consistent with the Fund’s principal strategies as described above, including its policy to invest, under normal circumstances, at least 80% of its assets in securities of companies that pay regular dividends or have a history of growing dividends, the Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information.

ACCOUNT INFORMATION

How to Buy Class R Shares

Class R Shares may not be purchased by individuals directly, but must be purchased through a third party financial intermediary that is permitted by contract with Unified Financial Securities, Inc. ("Unified"), the Fund's distributor, to offer shares. The third party financial intermediary may be a retirement plan administrator, bank, broker or advisor. Only certain intermediaries are authorized to receive purchase orders on the Fund’s behalf. The Fund reserves the right to reject any purchase order.

The Fund offers two additional classes of shares. Each class of shares of the Fund has its own fee structure, allowing you to choose the class that best meets your situation. The class that may be best for you depends on a number of factors, including the amount and the length of time that you expect to invest. Only Class R shares are offered in this prospectus.

Initial Purchase

There is no minimum initial investment. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment, however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you purchase or redeem shares through an intermediary, you may be charged a fee by that intermediary.

Tax Sheltered Retirement Plans

Shares of the Fund may be an appropriate investment medium for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. You should contact the Fund’s transfer agent for the procedure to open an IRA or SEP plan, as well as more specific information regarding these retirement plan options. Please consult with an attorney or tax advisor regarding these plans. You must pay custodial fees for your IRA by redemption of sufficient shares of the Fund from the IRA unless you pay the fees directly to the IRA custodian. Call the Fund’s transfer agent about the IRA custodial fees.

Administrative Services Plan

The Fund has adopted an Administrative Services Plan with respect to Class R shares, pursuant to which the Fund pays an annual fee equal to 0.25% of the average daily net assets of the Fund’s Class R shares to the Advisor to compensate financial intermediaries that provide administrative services to the Class R shareholders pursuant to a written agreement with the Fund or the Fund’s distributor. Financial intermediaries eligible to receive payments under the Administrative Services Plan include mutual fund supermarkets and other platforms sponsored by any 401(k) plan, bank, trust company or broker-dealer that has entered into an agreement with the Fund or the Fund’s distributor to sell the Fund’s Class R shares.

For purposes of the Administrative Services Plan, administrative services include, but are not limited to (i) acting as record holder and nominee of Class R shares beneficially owned by the financial intermediary’s customers; (ii) providing sub-accounting services to such customers; (iii) processing and issuing confirmations with respect to orders to purchase, redeem or exchange Class R shares; (iv) processing dividend payments; and (v) providing periodic account statements. Over time, administrative services fees increase the cost of your investment in the Fund’s Class R shares because these fees are paid out of the Class R assets on an on-going basis.

Other Purchase Information

The Fund has authorized certain financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. The Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the financial institution to transmit orders promptly to the Fund’s transfer agent.

How to Redeem Class R Shares

Investors may redeem some or all of their Class R Shares on a business day. To use this option, please contact your financial intermediary. The proceeds of any redemption may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time of your redemption. When you redeem your shares through a financial intermediary, you may be charged a fee by that institution.

Fund Policy on Market Timing

The Fund discourages market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of Fund shares held by long-term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders.

The Board of Trustees has adopted a policy directing the Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all Fund shareholders. The Fund’s administrator performs automated monitoring of short-term trading activity, if any, in the Fund’s shares. Any instance of suspected short-term trading is investigated by the Administrator’s compliance department. If such trades were deemed to be a violation of the Fund’s short-term trading policy, then the Fund’s advisor would be notified and action taken, such as suspending future purchases by the short-term trader. The Administrator provides a quarterly certification to the Board of Trustees, confirming that it has monitored Fund shareholders’ trades for potential short-term trading activity and, if such activity were to be discovered, the Administrator would be required to report such short-term trading to the Board of Trustees.

While the Fund attempts to deter market timing, there is no assurance that the Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite the Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a Financial Intermediary. Omnibus accounts typically provide the Fund with a net purchase or redemption request on any given day where purchasers and redeemers of Fund shares are netted against one another and the identities of individual purchasers and redeemers whose orders are aggregated are not known by the Fund. Consequently, the Fund may not have knowledge of the identity of investors and their transactions. Under a federal rule, the Fund is required to have an agreement with many of its Financial Intermediaries obligating the Intermediaries to provide, upon the Fund’s request, information regarding the Financial Intermediaries’ customers and their transactions. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain Financial Intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. The Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interests of the Fund or its shareholders, or if the Fund thinks that the trading is abusive. The Fund has not entered into any arrangements with any person to permit frequent purchases and redemptions of Fund shares.

Determination of Net Asset Value

The price you pay for your Class R shares is based on the Fund’s net asset value per share (“NAV”). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange (“NYSE”) is open for business (the NYSE is closed on weekends, most Federal holidays and Good Friday). The NAV is calculated by dividing the value of the Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued Class R expenses) by the total number of Class R shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after the Fund receives your order in proper form.

Securities held by the Fund generally are valued at market value. Short-term securities with maturities of 60 days or less are valued based on amortized cost. If a market quotation is not readily available or is deemed unreliable, the security will be valued at a fair value determined in good faith by the Advisor in accordance with policies and procedures adopted by the Board of Trustees. Fair valuation also is permitted if, in the Advisor’s opinion, the validity of market quotations appears to be questionable, based on factors such as: evidence of a thin market in the security based on a small number of quotations; a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value; or the Advisor is aware of other data that calls into question the reliability of market quotations. When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. Arbitrage opportunities may exist when trading in a portfolio security is halted and does not resume before the Fund calculates its NAV. These arbitrage opportunities may enable short-term traders to dilute the NAV of long-term investors. Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders, or that the Fund will realize fair valuation upon the sale of a security. The Fund may invest in portfolio securities that are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares and, as a result, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Dividends, Distributions, and Taxes

Dividends and Distributions. The Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the Fund unless you request cash distributions on your application or through a written request.

Taxes. Net investment income distributed by the Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income, except as described below (including in the table). Dividends normally will be distributed by the Fund on a quarterly basis.

The Fund will normally distribute net realized capital gains to its shareholders once a year. Capital gains are generated when the Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If the Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the Fund automatically will be invested in additional Fund shares. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. The Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;

•	Dividends and capital gain distributions are not cashed within 180 days; or

•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by the Fund which are not cashed within 180 days will be reinvested in the Fund at the current day’s NAV. When reinvested, those amounts are subject to market risk like any other investment in the Fund.

You may want to avoid making a substantial investment when the Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to the Fund’s shareholders. These transactions typically create the tax liabilities described in the table below for taxable accounts.

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects current law.

Type of Transaction	Tax Status
Qualified dividend income	Generally maximum 15% rate on non-corporate taxpayers. Unless otherwise amended or extended, the tax rate on non-corporate taxpayers will revert to the regular, higher ordinary income tax rate after December 31, 2012.

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% rate on non-corporate taxpayers.* Unless otherwise amended or extended, the long-term capital gains rate will revert to 20% after December 31, 2012.

Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% rate on non-corporate taxpayers.* Unless otherwise amended or extended, the long-term capital gains rate will revert to 20% after December 31, 2012.

Sales of shares (including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules

*	For gains realized before January 1, 2013.

As described generally above, through December 31, 2012, designated income dividends paid by the Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that the Fund has ordinary income from its investments in debt securities, for example, such as interest income, dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of the Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of the Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if the Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

Cost Basis Reporting. As of January 1, 2012, federal law requires mutual fund companies to report their shareholders’ cost basis, gain/loss, and holding period to the IRS on Fund shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Fund has chosen High Cost as it’s standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Fund will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Fund’s standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Fund’s standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current IRS cost basis tax reporting regulations, the Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

ADDITIONAL INFORMATION ABOUT MANAGEMENT OF THE FUND

Advisor Crawford Investment Counsel, Inc., 600 Galleria Parkway, NW, Suite 1650, Atlanta, GA 30339, serves as investment advisor to the Fund. The Advisor has been providing portfolio management services since 1980 when it was founded by John H. Crawford, III. The Advisor provides investment advice to separately managed equity, fixed income and balanced portfolios of high net worth clients, pension plans, trust, and other institutional investors. As of March 31, 2012, the Advisor managed approximately $3.7 billion in assets. The Advisor is 100% employee-owned. The Fund is the first mutual fund managed by the Advisor.

For its advisory services, the Advisor is entitled to receive a fee at the annual rate of 0.50% of the average daily net assets of the Fund. The Advisor contractually has agreed to waive its fee and, to the extent necessary, reimburse certain operating expenses so that total annual operating expenses, excluding any 12b-1 fees, brokerage fees and commissions, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, fees and expenses of acquired funds, and extraordinary litigation expenses, do not exceed 0.98% of the average daily net assets of the Fund. The contractual agreement is in place through April 30, 2013. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the Fund within the three fiscal years following the fiscal year in which the expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the applicable expense limitation. During the fiscal year ended December 31, 2011, the Fund paid the advisor a management fee equal to 0.50% of the Fund’s average daily net assets, after fee waivers and reimbursement.

A discussion regarding the factors considered by the Board of Trustees in approving the Fund’s management agreement is included in the Fund’s most recent annual report to shareholders for the fiscal year ended December 31, 2011.

Portfolio Managers The investment decisions for the Fund are made by John H. Crawford, III and David B. Crawford, CFA.

John H. Crawford, III. Mr. John H. Crawford, III has served as Chief Investment Officer of the Advisor since 1980. He has over 43 years’ experience as an investment professional and he guides the growth, development, and overall investment philosophy of the Advisor and the Fund. Mr. Crawford graduated from the University of Georgia with a B.A. in 1962 and from Drew University with a M.Div. in 1965.

David B. Crawford, CFA. Mr. David B. Crawford serves as President of the Advisor. Since he joined the Advisor in 1992, David Crawford has been involved in the investment process as part of the research team, and is responsible for the day-to-day management of the Fund. He has been a portfolio manager with the Advisor since 1995. In addition to his 18 years’ experience as a research analyst and portfolio manager, he is a Chartered Financial Analyst. Prior to joining the Advisor, he worked for the Federal Home Loan Bank. David Crawford graduated from Denison University with a B.A. in Economics in 1990 and from Georgia State University with a Master of Finance in 1997.

The Fund’s Statement of Additional Information provides the following additional information about the Fund’s portfolio managers: (i) compensation structure, (ii) a description of other accounts managed by each portfolio manager, and (iii) each portfolio manager’s ownership of shares of the Fund.

FINANCIAL HIGHLIGHTS

Because the Class R shares of the Fund recently commenced operations, there are no financial highlights available at this time.

PRIVACY POLICY

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Fund Collects. The Fund collects the following nonpublic personal information about you:

•	Information the Fund receives from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Fund Discloses. The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator, transfer agent, accountants and legal counsel) to process your transactions and otherwise provide services to you.

Confidentiality and Security. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Disposal of Information. The Fund, through its transfer agent, has taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Fund. Such steps shall include, whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

FOR MORE INFORMATION

You can find additional information about the Fund in the following documents:

Annual and Semi-Annual Reports: While the Prospectus describes the Fund’s potential investments, the Annual and Semi-Annual Reports detail the Fund’s actual investments as of their report dates. The reports also may include a discussion by Fund management of recent market conditions, economic trends, and investment strategies that significantly affected Fund performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the Fund and its investment restrictions, risks and policies and operations, including the Fund’s policies and procedures relating to the disclosure of portfolio holdings by the Fund’s affiliates. A current SAI for the Fund is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into this Prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current SAI and the Fund’s Annual and Semi-Annual Reports, by contacting Shareholder Services at (800) 431-1716. You may also request other information about the Fund and make shareholder inquiries. Alternatively, the Funds’ SAI and Annual and Semi-Annual Reports to Shareholders also will be made available, free of charge, at the Fund’s web site at www.crawfordinvestment.com.

You may review and copy information about the Fund (including the SAI and other reports) at the SEC Public Reference Room in Washington, D.C. Call the SEC at 1-202-551-8090 for room hours and operation. You may also obtain reports and other information about the Fund on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

Investment Company Act #811-21237